SCHEDULE 14A INFORMATION
                 Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934
                              (Amendment No.   )

Filed by the  Registrant[x]
Filed by a Party other than the Registrant[ ]
Check the appropriate box:
[ ] Preliminary  Proxy Statement
[ ] Confidential,  for Use of the Commission Only (as permitted by Rule
    14a-6(3)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to section 240.14a-11(c) or section
    240.14a-12

              --------------------------------------------------
                    PROFESSIONAL DENTAL TECHNOLOGIES, INC.
              --------------------------------------------------

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
     0-11.
     1)   Title of each class of securities to which transaction applies:

     ----------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:

     ----------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ----------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:

     ----------------------------------------------------------

     5)  Total fee paid:
     ----------------------------------------------------------


[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     -------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:
     -------------------------------------------------


     3)  Filing Party:
     -------------------------------------------------


     4)  Date Filed:
     -------------------------------------------------

                     PROFESSIONAL DENTAL TECHNOLOGIES, INC.




                               February 14, 1997



Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Professional Dental Technologies, Inc., to be held at the Company's facility at 2410 Harrison Street, Batesville, Arkansas, at 10:00 a.m. on March 18, 1997.

         The attached Notice of Annual Meeting and Proxy Statement describe the business to be transacted and the proposal to be considered at the meeting. We urge you to read carefully the description of the proposal and to vote for its adoption.

         Please mark, sign and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

         Thank you for your support and interest in Professional Dental Technologies, Inc., and we look forward to seeing you on March 18, 1997.

Sincerely,


/s/ Robert E. Christian
Robert E. Christian
Secretary

                     PROFESSIONAL DENTAL TECHNOLOGIES, INC.
                               633 LAWRENCE STREET
                           BATESVILLE, ARKANSAS 72501
                                 (800) 228-5595





                            NOTICE OF ANNUAL MEETING
                      TO BE HELD ON TUESDAY, MARCH 18, 1997




         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Professional Dental Technologies, Inc. ("Company") will be held at the Company's facility at 2410 Harrison Street, Batesville, Arkansas, on Tuesday, March 18, 1997, at 10:00 a.m., for the following purposes:

         (1)      To elect six directors (Proposal 1); and

         (2) To transact any other business as may properly come before the meeting or any adjournment thereof.

         Only stockholders of record at the close of business on February 14, 1997, will be entitled to notice of and to vote at the meeting and any adjournment thereof.

         PLEASE FILL IN, DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED STAMPED AND ADDRESSED ENVELOPE. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, YOUR VOTE IS IMPORTANT. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOU MAY SUPERSEDE YOUR EXECUTED PROXY BY INDICATING TO THE SECRETARY YOUR DESIRE TO VOTE IN PERSON.

                                            By Order of the Board of Directors

                                            /s/ Robert E. Christian
                                            ROBERT E. CHRISTIAN
                                            Secretary


Batesville, Arkansas
February 14, 1997


      IF YOU HAVE ANY QUESTIONS, PLEASE CALL THE COMPANY AT (800) 228-5595

                     PROFESSIONAL DENTAL TECHNOLOGIES, INC.
                               633 LAWRENCE STREET
                           BATESVILLE, ARKANSAS 72501
                                 (800) 228-5595




                                 PROXY STATEMENT




         The solicitation of the enclosed proxy is made on behalf of the Board of Directors of Professional Dental Technologies, Inc. ("Company"), to be used at the Annual Meeting of the Company's stockholders to be held on March 18, 1997, at the Company's facility at 2410 Harrison Street, Batesville, Arkansas, and at any adjournment thereof.

         This proxy statement and an accompanying proxy are being mailed to stockholders on or about February 17, 1997. The Company's Annual Report, which includes a certified Consolidated Statement of Financial Condition for the fiscal years ended October 31, 1996 and 1995 and the Consolidated Statements of Operations, the Consolidated Statements of Stockholders' Equity and the Consolidated Statements of Cash Flows (each of such Statements being for the years ended October 31, 1996, and 1995) accompanies this mailing.

         The expenses of solicitation of proxies in the enclosed form will be borne by the Company. Solicitations may be made by mail, and by telephone or telegraph by directors, officers and employees of the Company at nominal cost. Proxy materials will also be distributed through brokers, custodians and other nominees or fiduciaries to beneficial owners of stock. The Company expects to reimburse such parties for their charges and expenses in connection therewith.

         Each proxy that is properly executed and returned will be voted for or against or withheld from voting on any ballot that may be called for in accordance with the instructions contained in that proxy. IF NO INSTRUCTIONS ARE GIVEN, SUCH PROXY WILL BE VOTED FOR THE ELECTION OF THE COMPANY'S NOMINEES FOR DIRECTOR. THE ACCOMPANYING PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO AMENDMENTS OR VARIATIONS TO THE MATTERS IDENTIFIED IN THE NOTICE CALLING THE MEETING OR OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING, AND ACCORDINGLY, IN THE EVENT THERE ARE ANY SUCH AMENDMENTS OR VARIATIONS OR OTHER MATTERS BROUGHT BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF, ALL PROXIES WILL BE VOTED IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES. Abstentions and broker non-votes will count for purposes of establishing a quorum but will not count as votes cast.

         Any stockholder may revoke his proxy at any time prior to its exercise by (i) attending the Annual Meeting and voting in person, (ii) filing written notice of revocation with the Secretary of the Company prior to the Annual Meeting, or (iii) duly executing and delivering a proxy bearing a later date to the Secretary of the Company prior to the exercise of the proxy. Written notices of revocation of a proxy should be addressed to: Professional Dental Technologies, Inc., 633 Lawrence Street, Batesville, Arkansas 72501.

         A quorum for the transaction of business at the Meeting consists of holders of a majority of the outstanding shares of the Company's Common Stock present in person or represented by proxy. In the event that less than a majority of the outstanding shares are present at the Meeting, either in person or by proxy, a majority of the shares so represented may vote to adjourn the Meeting without further notice. Matters properly brought before the Meeting or any adjournment thereof, must be approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy and entitled to vote at the Meeting or any adjournment thereof.

VOTING SECURITIES AND
PRINCIPAL HOLDERS THEREOF

         All voting rights are vested exclusively in the holders of the Common Stock of the Company. Each stockholder is entitled to one vote for each share of Common Stock owned on all matters brought to a vote of the stockholders. Stockholders of record as of the close of business on February 14, 1997, are the only stockholders who will be entitled to notice of and to vote at the meeting. The Company had 14,100,000 shares of Common Stock outstanding on February 14, 1997, the record date for this solicitation of proxies. The Company has no other class of equity securities outstanding.

         The following table sets forth as of February 14, 1997, the beneficial ownership of the Company's Common Stock, $0.01 par value, by all persons known by the Company to own, beneficially or of record, more than five percent of the Company's Common stock, by each director of the Company, by each of the officers named in the Executive Compensation Table and by all officers and directors as a group:



    NAME AND ADDRESS OF                            AMOUNT AND NATURE OF                      PERCENT
      BENEFICIAL OWNER                             BENEFICIAL OWNERSHIP                     OF CLASS
      ----------------                             --------------------                     --------


William T. Evans                                        5,068,1781                             35.9%
P. O. Box 4129
Batesville, AR  72503

J. Robert Lemon                                         4,904,2422                             34.8%
P. O. Box 4129
Batesville, AR  72503

Robert E. Christian                                      310,400                                2.2%
P. O. Box 4129
Batesville, AR  72503

Timothy A. Nolan                                        5,603,7603                             39.7%
P. O. Box 4129
Batesville, AR  72503

J. Philip Boesel, Jr.                                      ---                                   ---
1501 50th Street, Suite 350
West Des Moines, IA  50266

Michael S. Black                                           ---                                   ---
421 Broad Street
Lake Geneva, WI  53147

Frank H. Newton, III                                       ---                                   ---
633 Lawrence Street
Batesville, AR  72503

Directors and Officers as a group (7) persons           10,593,220                             75.1%


1   Includes 4,211,360 shares held by a trust principally for the benefit of Mr.
Evans. Also includes 717,000 shares held in trust for the benefit of Mr. Evans' mother and nephew for which he disclaims beneficial ownership.

2   Includes 4,093,360 shares held by a trust principally for the benefit of Mr.
Lemon. Also includes 671,000 shares held in trust for the benefit of nephews and nieces of Mr. Lemon for which he disclaims beneficial ownership.

3 3 Includes 310,400 shares held by a trust for the benefit of Mr. Nolan. Also includes 5,293,360 shares held as trustee, for which Mr. Nolan disclaims beneficial ownership. 4 The Company also provides certain of its senior executive officers with certain personal benefits. The Company believes that the individual and aggregate amount of such benefits does not exceed, in the case of any named individual, the lessor of $50,000 or 10% of the reported cash compensation for such individual.

PROPOSAL 1:  ELECTION OF DIRECTORS

         The terms of office of William T. Evans, J. Robert Lemon, Robert E. Christian, Timothy A. Nolan, J. Philip Boesel, Jr., and Michael S. Black have expired. Each has been nominated by the Company's Board of Directors for re-election to the Board to serve for a one-year term.

         Except as stated above, there are no arrangements or understanding between the Company and any of the nominees pursuant to which any person has been nominated as a director. If any nominee becomes unavailable for any reason, the shares represented by the proxy will be voted for the person, if any, who is designated by the Board of Directors to replace him. The Board of Directors has no reason to believe that any nominee will be unavailable. Each nominee has consented to be named and has indicated his intent to serve if elected.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT YOU VOTE FOR THE ELECTION OF MESSRS.
LEMON, EVANS, CHRISTIAN, NOLAN, BOESEL, AND
BLACK TO THE BOARD OF DIRECTORS


MANAGEMENT

The current directors and executive officers of the Company are as follows:



                                                                Director                  Current
NAME                                   Age                       Since                 Positions Held
----                                   ---                       -----                 --------------

William T. Evans                        54                        1987             President, CEO & Director

Robert E. Christian                     34                        1988             Executive Vice President,
                                                                                   Secretary, Treasurer & Director

Frank H. Newton, III                    56                        ---              Chief Operating Officer

J. Robert Lemon                         54                        1987             Director

Timothy A. Nolan                        43                        1988             Director

J. Philip Boesel                        64                        1995             Director

Michael S. Black                        46                        1996             Director



         William T. Evans became President and Chief Executive Officer of the Company in February, 1996. Previously, he was the Executive Vice President and Secretary, and has been a Director since 1987. Mr. Evans was an officer of Dynavest Partnership, the original licensee for the Rota-dent product, from 1981 until its dissolution in December of 1992; and an officer of Multiway Associates, a specialty nutrition company, since 1982. Mr. Evans is a cousin of Timothy A. Nolan, a Director of the Company.

         Robert E. Christian became Executive Vice President, Secretary and Treasurer of the Company in February, 1996. Previously, he was the Senior Vice President and Treasurer, and has been a Director since 1988. Mr. Christian has been Vice President of Data Control and Computer Services for Multiway Associates, a specialty nutrition company, since 1982.

         Frank H. Newton, III has been Chief Operating Officer of the Company since February, 1993. Prior to joining the Company, Mr. Newton was President and Chief Operating Officer of Scott Instruments Corporation, Denton, Texas, since 1988, and prior to that, President and Chief Executive Officer of AVM Systems, Inc., Fort Worth, Texas, for six years.

         J. Robert Lemon has been a director of the Company since 1987, and served as its President from 1987 to 1996, when he resigned to devote full time to other business interests. He continues to work with the Company as a consultant. Mr. Lemon was an officer of Dynavest Partnership, the original licensee for the Rota-dent product, from 1981 until its dissolution in December, 1992; and has been an officer of Multiway Associates, a specialty nutrition company, since 1982.

         Timothy A. Nolan has been a director of the Company since 1988. Mr. Nolan has been Managing Director of Multiway Associates, a specialty nutrition company, since 1987, and an officer and director of V. M. Nutri, Inc., a specialty nutrition company, since 1989. He has been employed by V. M. Nutri since 1982. Mr. Nolan is the cousin of William T. Evans.

         J. Philip Boesel, Jr. has been a director of the Company since 1995. He has been the First Vice President, Investment Banking of Kirkpatrick, Pettis, Smith, Polian, Inc. since 1991. Kirkpatrick Pettis is a subsidiary of Mutual of Omaha. Prior to this Mr. Boesel was the President of Robert G. Dickinson & Co., a regional investment banking firm, from 1971 through 1990, when the company was sold. Mr. Boesel is a former Governor of the National Association of Securities Dealers, and is currently a director of Dealers Lumber Company and Continental Travel Associates. He holds a B.B.A. degree from the University of Wisconsin, and a Masters degree in Business from Michigan State University.

         Michael S. Black has been a director of the Company since 1996. He is a partner in the firm of Smith & Black, CPA's and Consultants, since 1988. He specializes in the areas of corporate information systems and corporate income tax. Mr. Black holds a B.B.A degrees in Accounting and Finance from the University of Wisconsin at Whitewater, and is a Certified Public Accountant.

         During the fiscal year ended October 31, 1996, there were four meetings of the Board of Directors. Each of the Directors attended all of the meetings.

         The Company's Board of Directors has an audit committee consisting of Messrs. Michael S. Black, J. Philip Boesel and Robert E. Christian. This committee reviews the Company's financial statements and interacts with the Company's independent accountants. The audit committee held two meetings in 1996, and each of the members attended all of the meetings.

COMPLIANCE WITH SECTION 16 (A) OF THE SECURITIES ACT OF 1934

         Section 16(a) of the Securities Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC") and the American Stock Exchange (the "AMEX"), the exchange on which the Company's Common Stock is listed for trading. Executive officers, directors and greater than ten percent shareholders (collectively, the "Reporting Persons") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on review of the copies of such forms furnished to the Company, and representations by the Reporting Persons, the Company believes that during the fiscal year ended October 31, 1996, all Section 16(a) filing requirements applicable to the Reporting Persons were met.

TRANSACTIONS WITH MANAGEMENT

         The Company performs commercial printing services for Life Plus, a partnership ("Partnership") engaged in the distribution of specialty nutrition and other health-related products. Messrs. Evans, Christian, Lemon and Nolan, all of whom are officers and/or directors of the Company, are beneficiaries of trusts which are partners in the Partnership. Messrs. Lemon and Nolan are employed by and are officers of the Partnership. During 1996, the Company billed Life Plus $722,000 for printing services. Commercial market rates are charged for these printing services, based on arms-length negotiation between the parties. Payment terms are standard for the trade. Life Plus' payment status is current with regard to receivables currently owed the Company.

         As of October 31, 1996, the Company had made loans to Mr. Christian totaling $52,378. Payments and interest are current.


                            COMPENSATION OF DIRECTORS
                             AND EXECUTIVE OFFICERS

Officers who were also Directors were not separately compensated for serving as Directors in 1996.

The following table sets forth the compensation paid to William T. Evans, President, and the other executive officers whose cash compensation exceeded $100,000 during the fiscal year ended October 31, 1996.



                                                                    BONUS
NAME & PRINCIPAL                                                    (YEAR          OPTIONS           ALL OTHER
POSITION                               YEAR         SALARY          EARNED)        SARS (#)         COMPENSATION
--------                               ----         ------          -------        --------         ------------


William T. Evans                       1996        140,0004          -0-            -0-                -0-
President & CEO                        1995         140,000          -0-            -0-                -0-
                                       1994         140,000          -0-            -0-                -0-

Frank H. Newton, III                   1996         125,000          -0-            -0-                -0-
Chief Operating Officer                1995         125,000          -0-            -0-                -0-
                                       1994         125,000          -0-          100,000              -0-




                                       OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                                (INDIVIDUAL GRANTS)

                                                  PERCENT OF TOTAL
                                                    OPTIONS/SARS              EXERCISE
                                                     GRANTED TO               OR BASE
                              OPTIONS/SARS            EMPLOYEES                PRICE                EXPIRATION
          NAME                 GRANTED (#)         IN FISCAL YEAR             ($/SH.)                  DATE
          ----                 -----------         --------------             -------                  ----


William T. Evans                   -0-                   -0-                    -0-                     -0-
President & CEO

Robert E. Christian                -0-                   -0-                    -0-                     -0-
Executive Vice President

Frank H. Newton, III               -0-                   -0-                    -0-                     -0-
Chief Operating Officer


                                AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                           AND FY-END OPTION/SAR VALUES

                                                                                                     VALUE OF
                                                                            NUMBER OF               UNEXERCISED
                                                                           UNEXERCISED             IN-THE-MONEY
                                                                          OPTIONS/SARS             OPTIONS/SARS
                                                                            AT FISCAL                AT FISCAL
                                 SHARES               VALUE               YEAR END (#)             YEAR-END ($)
                                                                          ------------             ------------
                               ACQUIRED ON           REALIZED             EXERCISABLE/             EXERCISABLE/
NAME                          EXERCISE (#)              $                  UNEXERCISED              UNEXERCISED
----                          ------------              -                  -----------              -----------

William T. Evans                   -0-                 -0-                     -0-                      -0-

Robert E. Christian                -0-                 -0-                     -0-                      -0-

Frank H. Newton, III               -0-                 -0-                  0/100,000                   0/0



                              STOCKHOLDER PROPOSALS

         Any proposal which a stockholder wishes to have presented at the next Annual Meeting of Stockholders of the Company and included in the Company's Proxy Statement and proxy to be used in connection with such meeting must be received at the main office of the Company, 633 Lawrence Street, Batesville, Arkansas 72501, no later than December 26, 1997. If such proposal is in compliance with all of the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, it will be included in the Proxy Statement and set forth on the form of proxy issued for the next Annual Meeting of Stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

                             INDEPENDENT ACCOUNTANTS

         The Company has determined to continue to retain Silverman, Olson, Thorvilson & Kaufmann, Ltd., to serve as independence public accountants for fiscal 1997. The Company does not expect that a representative of its accounting firm will attend the Annual Meeting.


                                  OTHER MATTERS

         Management is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. If other matters should properly come before the Annual Meeting, however, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with judgment of the persons voting the proxies.


                                 ANNUAL REPORTS

         The Company's Annual Report to Stockholders for the fiscal year ended October 31, 1996, has been included in the mailing of the Proxy Statement. Additional copies of the Annual Report may be obtained by calling the Company at
(800) 228-5595.


         Upon receipt of a written request, the Company also will furnish to any stockholder, without charge, a copy of the Company's Annual Report on Form 10-KSB for 1996 required to be filed with the SEC under the Exchange Act. Upon written request and payment of a copying charge of 10 cents per page, the Company will also furnish to any stockholder a copy of the exhibits to the Form 10-KSB Annual Report. Such written requests should be directed to Investor Relations at 633 Lawrence Street, Batesville, Arkansas 72501.

By Order of the Board of Directors,


/s/ Robert E. Christian
Robert E. Christian
Secretary

February 14, 1997.

PROXY FOR ANNUAL  MEETING OF  SHAREHOLDERS,  PROFESSIONAL  DENTAL  TECHNOLOGIES,
INC.,

KNOW  ALL  MEN BY  THESE  PRESENTS,  that  I,  the  undersigned  shareholder  of
Professional Dental Technologies, Inc., do hereby nominate, constitute and appoint William T. Evans and Frank H. Newton, III, or either of them, my true and lawful attorney(s) with full power of substitution for me and in my name, place and stead, to vote all of the Common Stock of said Corporation standing in my name on its books at the close of business on February 14, 1997, at the Annual Meeting of Shareholders thereof, to be held at Professional Dental Technologies, 2410 Harrison St., Batesville, Arkansas 72501, on March 18, 1997, at 10:00 a.m. and at any adjournment thereof, with all the powers the undersigned would possess if personally present, as follows:

1) ELECTION OF DIRECTORS: ________ FOR the nominees listed below (except as marked to the contrary below)________ WITHHOLD AUTHORITY to vote for all listed nominees

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH NOMINEE'S NAME IN THE LIST BELOW.

                                  FOR DIRECTOR

     William T. Evans    J. Robert Lemon          Robert E. Christian

     Timothy A. Nolan    J. Philip Boesel, Jr.    Michael S. Black

IN RESPECT OF OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF, THIS PROXY SHALL BE VOTED AS THE BOARD OF DIRECTORS MAY RECOMMEND.


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE. THE PROXY, WHEN PROPERLY EXERCISED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" PROPOSAL 1. IF OTHER MATTERS PROPERLY COME BEFORE SAID MEETING, OR IF ANY NOMINEE FOR DIRECTOR BECOMES UNAVAILABLE FOR ELECTION, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.

NOTE:  PLEASE  MARK,  SIGN,  DATE AND  RETURN  YOUR  PROXY AS SOON AS  POSSIBLE.


                               DATED:  __________________________________, 1997



------------------------------------------------
     Signature of Shareholder


------------------------------------------------
    Signature of Shareholder